                                                                  ANNUAL REPORT
                                                    Green Century Balanced Fund
                                                      Green Century Equity Fund
                                                                  July 31, 2002
[LOGO] Green Century Funds

                   An Investment For Your Future.      29 Temple Place, Boston,
                                                            Massachusetts 02111

             For information on the Green Century Funds(R), call
1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 9:00 am to 5:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.
--------------------------------------------------------------------------------
             Dear Green Century Funds Shareholder:

             Founded by non-profit environmental advocacy organizations in 1991, the Green Century Funds are committed to the dual goals of growing the movement for corporate environmental accountability and producing competitive returns for our shareholders.
             The fiscal year ended July 31, 2002 was a difficult period for the Green Century Balanced and Equity Funds. Stock valuations were buffeted by a set of events that created a near perfect storm in the financial markets. Continued fallout from the technology meltdown was followed by the tragedies of September 11th and then the wave of corporate scandals.
             While the Green Century Funds' social and environmental screens cannot guarantee the companies in which we invest will be scandal free, Green Century Capital Management ("Green Century") believes that companies that pass our screens may be less likely to violate the trust of their shareholders. Why? Because Green Century believes that companies that have maintained clean environmental records and progressive social policies in the past will be more likely to continue to act ethically in general in the future. However, this does not protect our investors from the wide-spread undermining of confidence that corporate malfeasance has created in today's market and that may be caused in the future. Increased regulatory scrutiny should aid investors in coming years, but we believe the additional rules and disclosures may remain imperfect.
             One way investors can seek to protect themselves from volatility is by selecting a diverse portfolio that is tailored to their desired risk levels. While both of the Green Century Funds are diversified in that they are invested in a number of securities, neither of the two Green Century Funds alone nor the two Funds together constitute a fully diversified portfolio. In addition to diversification, investors can seek to reduce risk by investing for the long term.
             During this period when so much attention has been focused on corporate ethical lapses, socially responsible investing has gained credibility as measured by an increase in assets. According to a press release issued by the Social Investment Forum based on data prepared by Lipper Analytical Services, Inc., a respected mutual fund tracking company: "The Lipper data show that socially responsible mutual funds had their assets increase by 3 percent between January-June 2002, while the U.S. diversified funds experienced a
9.5 percent decrease in total assets."/1/ This is a significant achievement for the socially responsible investing community.

             The Green Century Equity Fund's (the "Equity Fund") return for its fiscal year ended July 31, 2002 was -23.67%, just fractionally below that of the Standard & Poor's 500(R) Index (the "S&P 500(R) Index")/2/ of -23.63%. Additional returns for the Equity Fund as compared to the S&P 500(R) Index are:*

------------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURN
------------------------------------------------------------------------------------
Green Century Equity Fund               One Year Three Years Five Years Ten Years/3/
------------------------------------------------------------------------------------
June 30, 2002 Green Century Equity Fund -17.47%    -11.02%      3.09%     10.52%
              S&P 500(R) Index          -17.99%    - 9.18%      3.66%     11.43%
------------------------------------------------------------------------------------
July 31, 2002 Green Century Equity Fund -23.67%    -12.46%     -0.22%      9.14%
              S&P 500(R) Index          -23.63%    -10.66%      0.44%     10.09%
------------------------------------------------------------------------------------

             Performance was enhanced relative to the S&P 500(R) Index both by the Equity Fund's underexposure to the energy and industrial sectors and by the choice of stocks within those sectors. For example, due to the environmental and social screens, the Equity Fund did not hold Royal Dutch Petroleum, Exxon Mobil and General Electric. Avoiding these stocks contributed to the Fund's performance relative to the S&P 500(R) Index because each of these firms performed relatively poorly./4/ However, the Fund was overexposed to the information technology and consumer discretionary sectors, and held AOL Time Warner, which dragged down Fund performance./4/

             The Green Century Balanced Fund's (the "Balanced Fund") return for its fiscal year ended July 31, 2002 was -34.80%, compared to -12.21% for the Lipper Balanced Fund Index./5/ Additional returns for the Balanced Fund as compared to the Lipper Balanced Fund Index are: *

-----------------------------------------------------------------------------------
                               AVERAGE ANNUAL RETURN
-----------------------------------------------------------------------------------
Green Century Balanced Fund               One Year Three Years Five Years Ten Years
-----------------------------------------------------------------------------------
June 30, 2002 Green Century Balanced Fund -32.77%     7.32%      4.98%      7.47%
              Lipper Balanced Fund Index  - 7.54%    -1.51%      4.76%      8.81%
-----------------------------------------------------------------------------------
July 31, 2002 Green Century Balanced Fund -34.80%     0.65%      1.78%      5.65%
              Lipper Balanced Fund Index  -12.21%    -2.61%      2.52%      7.93%
-----------------------------------------------------------------------------------

             The Balanced Fund underperformed the Lipper Balanced Fund Index for the fiscal year ended July 31, 2002 due to poor performance in smaller capitalization growth stocks, particularly those without earnings or stable revenue streams. This is precisely the segment of the market where many of the Fund's emerging growth green companies reside. For example, the market leader in designing and manufacturing zero emission fuel cells, Ballard Power Systems, Inc., has not yet produced a profit; nonetheless the Balanced Fund's portfolio manager currently believes it has excellent prospects for the future. While the Fund's portfolio manager maintained course during the year by staying invested in what he

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

considers green and clean companies with long-term growth potential, he increased the weighting in the consumer sector and decreased exposure to software stocks as a result of continuing sluggish sales in that sector and an overall poor environment for technology stocks. In addition, several of the Balanced Fund's key holdings such as MRO Software, Inc., FuelCell Energy, Inc. and Oak Technology, Inc. experienced severe stock price drops, although the Fund manager's longer-term outlook for MRO Software, Inc. and FuelCell Energy, Inc. remain intact./4/ The Balanced Fund no longer held Oak Technology, Inc. as of July 31, 2002.
             The Balanced Fund's portfolio manager entered 2002 fully expecting moderate levels of interest rates and inflation along with an improving economy and corporate earnings, all considered healthy ingredients for rising stock prices. However, the accounting and corporate governance scandals led to a crisis in investor confidence that has driven stock prices back to their post-September 11th lows. In this time of crisis, the portfolio manager will continue to seek opportunities to invest in growing companies that he believes are well managed, well financed, clean and green.

             Green Century's Shareholder Advocacy Campaign during the fiscal year targeted several of the nation's largest companies. Building on Green Century's work in previous years, the Balanced Fund filed a resolution with BP plc urging the company to reconsider its plans to drill in the Arctic National Wildlife Refuge./4/ In April 2002, 11% of BP plc shareholders voted in favor of the resolution at the company's annual meeting, a showing that demonstrates significant concern on the part of BP plc shareholders about the refuge's fate. Opening a new front in the campaign to save the Arctic, the Balanced Fund was the primary filer of a resolution with Phillips Petroleum requesting that the company cancel its plans to drill in the refuge; 5.3% of Phillips' shareholders voted in favor of the resolution./4/ Phillips and BP plc are two of the four major oil companies attempting to open the refuge for drilling.
             In addition to work on the Arctic, the Equity Fund sponsored a resolution with the Campbell Soup Company calling on the company to prepare a comprehensive report on the impacts of genetically engineered foods./4/ Also on the genetically modified food front, representatives of Green Century met with the CEO of Kraft Foods, Inc., the largest food company in the world, to encourage the labeling of foods with engineered ingredients or removal of these ingredients from its products./4/
             Conservation of open space was another area that received attention during the year. Robert Pregulman of the Washington Public Interest Research Group (WashPIRG) represented Green Century at a press conference where he joined Rob Reiner and other celebrities in alerting Washington Mutual Inc. shareholders about the company's desire to build a housing development on a 2,800 acre tract of open space in the Santa Monica Mountains in California./4/ This development threatens critical waterways and could worsen the problems of urban sprawl that plague Southern California. Mr. Reiner also joined Pregulman in co-signing an opinion piece on this issue in the Seattle Times.
             Finally, Green Century worked on an issue of fundamental importance to the ability of shareholders to make their voices heard on environmental issues. EMC Corporation, one of Massachusetts' largest companies, lobbied the state legislature in favor of a bill that would end the requirement that Massachusetts corporations hold at least one in-person shareholder meeting each year. This would significantly restrict shareholders' ability to seek responsible corporate action on important environmental and social issues./4/ Joining with other concerned investors, the Green Century Equity Fund co-filed a resolution with EMC Corporation encouraging the company to affirm its commitment to in-person annual meetings.
             In light of the impact that corporate ethics have had on the economy and countless peoples' lives over the last year, Green Century is more dedicated than ever to using shareholder activism to encourage companies to do the right thing for the environment and for society.

             Thank you for your continuing investment in the Green Century Funds. As the nation suffers through this crisis of corporate moral values, your support of Green Century's shareholder activism and environmentally responsible investing plays an important part in encouraging companies to meet higher standards.

             Respectfully,

             The Green Century Funds

/1/ Lipper Analytical Services, Inc., a wholly owned subsidiary of Reuters, is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries, and media organizations. The Social Investment Forum is a national nonprofit membership organization promoting the concept, practice and growth of socially responsible investing.
/2/ The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500(R) Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic stocks. It is not possible to invest directly in the S&P 500(R) Index.
/3/ The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, the performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.
/4/ As of July 31, 2002, neither of the Green Century Funds was invested in Royal Dutch Petroleum Company, Exxon Mobil Corporation, or General Electric Company. As of July 31, 2002, MRO Software Inc. comprised 4.55%, FuelCell Energy Inc. comprised 2.44%, Oak Technology Inc. comprised 0.00%, BP plc comprised 0.01%, Kraft Foods Inc. comprised 0.02%, and Phillips Petroleum Company comprised 0.01% of the net assets of the Green Century Balanced Fund. As of July 31, 2002, Campbell Soup Company comprised 0.21%, Washington Mutual, Inc. comprised 0.79%, EMC Corporation comprised 0.36%, and AOL Time Warner comprised 1.07% of the net assets of the Green Century Equity Fund. Holdings may change due to ongoing management. References to specific investments should not be construed as a recommendation of the security by the Funds, their advisor or their distributor.
/5/ Lipper Analytical Services, Inc. ("Lipper") is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.
This material must be preceded or accompanied by a current prospectus.
Distributor: UMB Distribution Services LLC 9/02

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
GREEN CENTURY BALANCED FUND
   Investment Objective--The Green Century Balanced Fund (the "Balanced Fund") seeks capital growth and income from a diversified portfolio of stocks and bonds which meet Green Century's standards for corporate environmental responsibility.
   Portfolio Orientation--The Balanced Fund is invested in equity and fixed income securities of environmentally responsible companies, many of which also make positive environmental contributions. In the fiscal year ended July 31, 2002, equity holdings focused on smaller capitalization growth stocks, an area of the market that the Balanced Fund's portfolio manager believes has the potential to generate superior stock performance in the long term. Many of the environmentally distinguished companies in which the Balanced Fund seeks to invest tend to fit into this category. Investments in such companies may offer greater opportunities for growth as well as greater risks for price fluctuations than larger, more established companies. Smaller companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. The fixed-income portion of the portfolio is comprised of debt of investment and non-investment grade environmentally responsible companies.
   Economic Environment--Investors are hoping for a reprieve from the latest market setback brought on by accounting and corporate governance scandals. Economic signals indicate the foundation of a much needed recovery may be forming with low interest rates, focus on the basics of sound management practices, and the bargains of a potentially under-valued equity market.
   Investment Strategy and Performance--The Balanced Fund's investment adviser believes that environmental responsibility and economic gain may go hand in hand. The premise of the Balanced Fund is that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. The Balanced Fund invests in companies that promote ecologically sustainable solutions and other companies with clean environmental records. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.
   For the fiscal year ended July 31, 2002, the Balanced Fund significantly underperformed the Lipper Balanced Fund Index primarily due to its heavy weighting in the smaller capitalization growth segment of the market. In particular, the Balanced Fund suffered from exposure to software stocks with sluggish sales and was tainted by the overall poor market for technology stocks. As of July 31, 2002, the Balanced Fund's annual return was -34.80%, while the Lipper Balanced Fund Index returned -12.21% for the year. In comparison, the Nasdaq Composite Index also suffered the technology bust and recorded a -34.25% annual return for the fiscal year ended July 31, 2002. For the five years ended July 31, 2002, the Balanced Fund and the Lipper Balanced Fund Index's average annual total returns were 1.78% and 2.52%, respectively. Similarly, the average annual total returns for the ten years ended July 31, 2002 were 5.65% for the Balanced Fund and 7.93% for the Lipper Balanced Fund Index.
                                                             The S&P 500(R)
                                                             Index is an
                                                             unmanaged index of
                                                             500 stocks.
                                                             Similar to the
                                                             Balanced Fund, the
                                                             S&P 500(R) Index's
                                                             performance
                                                             reflects
                                                             reinvestment of
                                                             dividends and
                                                             distributions.
                                                             Unlike the Fund,
                                                             however, the S&P
                                                             500(R) Index's
                                                             performance does
                                                             not include
                                                             management and
                                                             other operating
                                                             expenses.
                                                             The Lipper
                                                             Balanced Fund
                                                             Index includes the
                                                             30 largest funds
                                                             whose primary
                                                             objective is to
                                                             conserve principal
                                                             by maintaining at
                                                             all times a
                                                             balanced portfolio
                                                             of both stocks and
                                                             bonds. Typically
                                                             the stock/bond
                                                             ratio remains
                                                             around 60%/40%.
                                    [CHART]

              Green Century
              Balanced Fund       S&P 500       Lipper Balanced Index
              --------------     --------       ---------------------
6/30/1992        $10,000         $10,000              $10,000
6/30/1993         10,369          11,364               11,435
6/30/1994          9,972          11,523               11,528
6/30/1995         11,468          14,527               13,316
6/30/1996         13,988          18,304               15,289
6/30/1997         16,117          24,656               18,441
6/30/1998         18,233          32,092               21,837
7/31/1998         16,766          31,749               21,581
7/31/1999         17,592          38,162               23,899
7/31/2000         34,048          41,589               25,364
7/31/2001         27,514          35,629               25,148
7/31/2002         17,939          27,210               22,078


   The performance information included in the charts and graphs does not reflect the deduction of taxes on Fund distributions or redemption of Fund shares.

                             AVERAGE ANNUAL RETURN
                     --------------------------------------
                     One year ended July 31, 2002.. -34.80%
                     --------------------------------------
                     Five years ended July 31, 2002   1.78%
                     --------------------------------------
                     Ten years ended July 31, 2002.   5.65%

   The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS

GREEN CENTURY EQUITY FUND
   Investment Objective--The Green Century Equity Fund (the "Equity Fund") seeks long-term total return which matches the performance of an index consisting of approximately 400 companies selected based on social and environmental criteria.
   Portfolio Orientation--The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the Domini Social Index Portfolio (the "Index Portfolio"), which has the same investment objective as the Equity Fund. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental and social criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund's portfolio is invested may perform worse than the stock market as a whole.
   In evaluating stocks for inclusion in the Index Portfolio, a company's environmental performance, employee relations, corporate citizenship, product quality, and attitudes with regard to consumer issues are considered. Companies are excluded which, based on data available, derive more than 2% of their gross revenues from the sale of military weapons; derive any revenues from the manufacture of tobacco products or alcoholic beverages; derive any revenues from gambling enterprises; own directly or operate nuclear power plants or participate in businesses related to the nuclear fuel cycle.
   Investment Strategy and Performance--The Equity Fund's manager believes that enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. The Equity Fund's manager also believes that such investments may, over the long term, be able to provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.
   For the fiscal year ended July 31, 2002, the Equity Fund's performance closely matched the S&P 500(R) Index; however, both suffered significant losses. The Equity Fund's relative performance to the S&P 500(R) Index was hurt by its overexposure in the information technology and discretionary consumer sectors, but helped by its lack of holdings in the poorly performing energy and industrial sectors. As of July 31, 2002, the Equity Fund's annual return was -23.67%; the S&P 500(R) Index produced a similar return of -23.63% for the year. For the five years ended July 31, 2002, the Equity Fund and the S&P 500(R) Index average annual total returns were -0.22% and 0.44%, respectively. Similarly the average annual total returns for the ten years ended July 31, 2002 were 9.14% for the Equity Fund and 10.09% for the S&P 500(R) Index.

                       [CHART]                               The S&P 500(R)
                                                             Index is an
              Green Century                                  unmanaged index of
               Equity Fund        S&P 500                    500 stocks.
              --------------      --------                   Similar to the
   1/1992         $10,000         $10,000                    Equity Fund, the
   1/1993         $10,920         $10,875                    S&P 500(R) Index's
   1/1994         $11,157         $11,435                    performance
   1/1995         $13,866         $14,421                    reflects
   1/1996         $15,829         $16,810                    reinvestment of
   1/1997         $24,241         $25,575                    dividends and
   1/1998         $29,409         $30,506                    distributions.
   1/1999         $35,750         $36,668                    Unlike the Fund,
   1/2000         $38,474         $39,961                    however, the S&P
   1/2001         $31,418         $34,235                    500(R) Index's
   1/2002         $23,981         $26,145                    performance does
                                                             not include
   rly periods ending July 31                                management and
                                                             other operating
                                                             expenses.


   The performance included in the charts and graphs does not reflect the deduction of taxes on Fund distributions or redemption of Fund shares.

                             AVERAGE ANNUAL RETURN
                     --------------------------------------
                     One year ended July 31, 2002.. -23.67%
                     --------------------------------------
                     Five years ended July 31, 2002 - 0.22%
                     --------------------------------------
                     Ten years ended July 31, 2002*   9.14%

The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A fund's performance, especially for short time periods, should not be the sole factor in making an investment decision. Fund prices change daily and performance may change significantly during periods of market volatility. To obtain current Fund prices and performance information, call 1-800-93-GREEN.

*The Green Century Equity Fund, which commenced investment operations in September 1995, invests all of its investable assets in an existing separate registered investment company which has the same investment objective as the Fund (the "Index Portfolio"). Consistent with regulatory guidance, performance for the period prior to the Fund's inception reflects the performance of the Index Portfolio adjusted to reflect the deduction of the charges and expenses of the Fund.

                          GREEN CENTURY BALANCED FUND
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2002


            COMMON STOCKS -- 69.2%

                                                  SHARES    VALUE
            Alternative/Renewable Energy -- 17.6%
            AstroPower, Inc. (b).................  60,000 $  884,400
            Ballard Power Systems, Inc. (b)......  40,000    472,400
            FuelCell Energy, Inc. (b)............ 125,000    883,750
            IMPCO Technologies, Inc. (b)......... 200,000    940,000
            NEG Micon (b)(c).....................  40,000  1,007,257
            Quantum Fuel Systems Technologies
             Worldwide, Inc. (b)................. 215,000  1,247,000
            Vestas Wind Systems (b)(c)...........  40,000    941,164
                                                          ----------
                                                           6,375,971
                                                          ----------
            Medical Products -- 11.3%
            Conceptus, Inc. (b).................. 100,000  1,290,000
            SurModics, Inc. (b)..................  57,700  1,515,779
            Thoratec Corp. (b)................... 150,000  1,020,000
            V.I. Technologies, Inc. (b).......... 144,500    261,545
                                                          ----------
                                                           4,087,324
                                                          ----------
            Healthcare -- 11.0%
            AtheroGenics, Inc. (b)............... 400,000  2,680,000
            Kosan Biosciences, Inc. (b)..........  60,000    406,200
            OSI Pharmaceuticals, Inc. (b)........  30,000    898,800
                                                          ----------
                                                           3,985,000
                                                          ----------
            Internet Products & Services -- 10.2%
            iVillage, Inc. (b)................... 100,000    103,000
            MRO Software, Inc. (b)............... 200,000  1,650,000
            Wave Systems Corp., Class A (b)...... 725,000  1,131,145
            WebEx Communications, Inc. (b).......  60,000    811,200
                                                          ----------
                                                           3,695,345
                                                          ----------
            Healthy Living -- 6.8%
            Gaiam, Inc. (b)......................  10,000    109,900
            United Natural Foods, Inc. (b).......  80,000  1,473,600
            Whole Foods Market, Inc. (b).........  20,000    877,400
                                                          ----------
                                                           2,460,900
                                                          ----------
            Financials -- 4.3%
            Allied Capital Corp..................  75,000  1,560,000
            American International Group, Inc....     280     17,898
                                                          ----------
                                                           1,577,898
                                                          ----------
            Athletic Equipment -- 3.3%
            Nautilus Group, Inc. (b).............  40,000  1,194,400
                                                          ----------

                                              SHARES       VALUE
             Technology -- 2.9%
             AOL Time Warner, Inc. (b)......        300 $     3,450
             Forrester Research, Inc. (b)...     35,000     504,000
             Intel Corp.....................        800      15,032
             Varian Semiconductor Equipment
              Associates, Inc. (b)..........     20,000     525,600
                                                        -----------
                                                          1,048,082
                                                        -----------
             Food and Beverages -- 1.1%
             Kraft Foods, Inc...............        200       7,400
             Vermont Pure Holdings, Ltd. (b)    100,000     397,000
                                                        -----------
                                                            404,400
                                                        -----------
             Telecommunications -- 0.7%
             Corning, Inc. (b)..............    150,000     240,000
                                                        -----------
             Energy -- 0.0%
             BP plc (c).....................        600       4,665
             Phillips Petroleum Co..........        100       5,175
                                                        -----------
                                                              9,840
                                                        -----------
             Total Common Stocks
              (Cost $33,321,448)............             25,079,160
                                                        -----------
             CORPORATE BONDS & NOTES -- 28.0%
                                             PRINCIPAL
                                              AMOUNT
             Telecommunications -- 17.3%
             Amkor Technology, Inc.
               9.25%, due 5/1/06............ $2,000,000   1,650,000
             Charter Communications
              Holdings LLC
               8.625%, due 4/1/09...........  2,000,000   1,240,000
             EchoStar DBS Corp.
               9.375%, due 2/1/09...........  2,000,000   1,880,000
             Nextel Communications, Inc.
               0%, due 2/15/08 (d)..........  2,000,000   1,245,000
             RCN Corp.
               0%, due 10/15/07 (d).........    300,000      52,500
             RCN Corp.
               0%, due 2/15/08 (d)..........  1,300,000     214,500
                                                        -----------
                                                          6,282,000
                                                        -----------

                          GREEN CENTURY BALANCED FUND
                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2002


                                             PRINCIPAL
                                              AMOUNT       VALUE
             Consumer Goods & Services -- 5.2%
             Kindercare Learning Centers
               9.50%, due 2/15/09........... $1,000,000 $   955,000
             Nebraska Book Company
               8.75%, due 2/15/08...........    700,000     679,000
             Nebraska Book Company
               0%, due 2/15/09 (d)..........    300,000     241,875
                                                        -----------
                                                          1,875,875
                                                        -----------
             Alternative/Renewable Energy -- 2.8%
             Calpine Corp.
               8.625%, due 8/15/10..........  1,000,000     505,000
             Calpine Corp.
               8.50%, due 2/15/11...........  1,000,000     515,000
                                                        -----------
                                                          1,020,000
                                                        -----------
             Healthy Living -- 2.1%
             NBTY, Inc.
               8.625%, due 9/15/07..........    750,000     742,500
                                                        -----------
             Food & Beverage -- 0.6%
             Sparkling Spring Water
               11.50%, due 11/15/07.........    250,000     218,750
                                                        -----------
             Total Corporate Bonds and Notes
              (Cost $13,844,577)............             10,139,125
                                                        -----------

                                                                      VALUE
                      SHORT-TERM OBLIGATIONS -- 0.9%
                      Repurchase Agreements
                      Salomon Brothers, 0.85%, dated 7/31/02,
                       due 8/1/02, proceeds $313,743
                       (collateralized by U.S. Treasury securities
                       with maturity at 1/23/03, value $315,883)
                       (Cost $313,735)............................ $   313,735
                                                                   -----------
                      TOTAL INVESTMENTS (a) -- 98.1%
                        (Cost $47,479,760)......................    35,532,020
                      Other Assets Less Liabilities -- 1.9%.......     693,001
                                                                   -----------
                      NET ASSETS -- 100.0%........................ $36,225,021
                                                                   ===========

--------
(a)The cost of investments for federal income tax purposes is $47,565,904, resulting in gross unrealized appreciation and depreciation of $3,648,254 and $15,681,078, respectively, or net unrealized depreciation of $12,032,824.
(b)Non-income producing security.
(c)Securities whose values are determined or significantly influenced by trading on exchanges not in the United States or Canada.
(d)Step bond. Rate shown is currently in effect at July 31, 2002.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2002

  ASSETS:
  Investments, at value (cost $47,479,760)...................... $ 35,532,020
  Receivables for:
    Securities sold.............................................      872,216
    Capital stock sold..........................................       54,736
    Interest and dividends......................................      378,526
                                                                 ------------
     Total assets...............................................   36,837,498
                                                                 ------------
  LIABILITIES:
  Payable for securities purchased..............................      458,620
  Payable for capital stock repurchased.........................       76,207
  Accrued expenses..............................................       76,750
  Written options (premiums received $1,960)....................          900
                                                                 ------------
     Total liabilities..........................................      612,477
                                                                 ------------
  NET ASSETS.................................................... $ 36,225,021
                                                                 ============
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $ 74,704,098
  Undistributed net investment income...........................       63,576
  Undistributed net realized loss on investments................  (26,595,973)
  Net unrealized depreciation on investments....................  (11,946,680)
                                                                 ------------
  NET ASSETS.................................................... $ 36,225,021
                                                                 ============
  SHARES OUTSTANDING............................................    3,516,654
                                                                 ============
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $      10.30
                                                                 ============

                          GREEN CENTURY BALANCED FUND
                            STATEMENT OF OPERATIONS

                       For the year ended July 31, 2002

 INVESTMENT INCOME:
 Interest income................................................. $  1,646,160
 Dividend income (net of $1,091 foreign withholding taxes).......      118,542
                                                                  ------------
    Total investment income......................................    1,764,702
                                                                  ------------
 EXPENSES (Note 2):
 Administrative services fee.....................................      734,438
 Investment advisory fee.........................................      395,736
 Distribution fee................................................      131,912
                                                                  ------------
    Total expenses...............................................    1,262,086
                                                                  ------------
 NET INVESTMENT INCOME...........................................      502,616
                                                                  ------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (Note 1):
 Net realized gain (loss) on:
    Investments..................................................  (15,464,845)
    Options written..............................................      162,599
                                                                  ------------
                                                                   (15,302,246)
 Change in net unrealized appreciation/depreciation on:
    Investments..................................................   (5,695,263)
    Options written..............................................      (23,312)
                                                                  ------------
                                                                    (5,718,575)
                                                                  ------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.................  (21,020,821)
                                                                  ------------
 NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS............ $(20,518,205)
                                                                  ============

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    FOR THE       FOR THE
                                                                                                  YEAR ENDED    YEAR ENDED
                                                                                                 JULY 31, 2002 JULY 31, 2001
INCREASE (DECREASE) IN NET ASSETS:
From Operations:
  Net investment income......................................................................... $    502,616  $    435,227
  Net realized loss on investments and options written..........................................  (15,302,246)  (10,415,640)
  Change in net unrealized appreciation/depreciation on investments and options written.........   (5,718,575)   (9,294,328)
                                                                                                 ------------  ------------
  Net decrease in net assets resulting from operations..........................................  (20,518,205)  (19,274,741)
                                                                                                 ------------  ------------
Dividends and distributions to shareholders (Note 1):
  From net investment income....................................................................     (438,957)     (456,099)
  From net realized gains.......................................................................           --   (11,781,695)
                                                                                                 ------------  ------------
  Total dividends and distributions.............................................................     (438,957)  (12,237,794)
                                                                                                 ------------  ------------
Capital share transactions (Note 4):
  Proceeds from sales of shares.................................................................   50,370,778    84,925,475
  Reinvestment of dividends and distributions...................................................      422,934    10,124,328
  Payments for shares redeemed..................................................................  (57,265,093)  (54,965,078)
                                                                                                 ------------  ------------
  Net increase (decrease) in net assets resulting from capital share transactions...............   (6,471,381)   40,084,725
                                                                                                 ------------  ------------
Total Increase (Decrease) in Net Assets.........................................................  (27,428,543)    8,572,190
NET ASSETS:
  Beginning of Period...........................................................................   63,653,564    55,081,374
                                                                                                 ------------  ------------
  End of Period (including undistributed net investment income of $63,576 and undistributed net investment loss of $(277) for the years ended July 31, 2002 and July 31, 2001, respectively). $ 36,225,021  $ 63,653,564
                                                                                                 ============  ============

                          GREEN CENTURY BALANCED FUND
                             FINANCIAL HIGHLIGHTS

                                                                                                 FOR THE
                                                                                                ONE MONTH        FOR THE
                                                            FOR THE YEARS ENDED JULY 31,          ENDED        YEAR ENDED
                                                        ------------------------------------
                                                          2002      2001      2000     1999
Net Asset Value, beginning of period................... $ 15.94   $ 23.56   $ 12.21  $ 12.68     $ 13.79         $ 13.53
                                                        -------   -------   -------  -------     -------         -------
Income from investment operations:
  Net investment income................................    0.14      0.10      0.07     0.11          --            0.02
  Net realized and unrealized gain (loss) on
   investments.........................................   (5.66)    (4.10)    11.35     0.40       (1.11)           1.68
                                                        -------   -------   -------  -------     -------         -------
Total increase (decrease) from investment operations...   (5.52)    (4.00)    11.42     0.51       (1.11)           1.70
                                                        -------   -------   -------  -------     -------         -------
Less dividends and distributions (Note 1):
  Dividends from net investment income.................   (0.12)    (0.11)    (0.07)   (0.11)         --           (0.09)
  Distributions from net realized gains................      --     (3.51)       --    (0.87)         --           (1.35)
                                                        -------   -------   -------  -------     -------         -------
Total decrease from dividends and distributions........   (0.12)    (3.62)    (0.07)   (0.98)         --           (1.44)
                                                        -------   -------   -------  -------     -------         -------
Net Asset Value, end of period......................... $ 10.30   $ 15.94   $ 23.56  $ 12.21     $ 12.68         $ 13.79
                                                        =======   =======   =======  =======     =======         =======
Total return...........................................  (34.80)%  (19.19)%   93.54%    4.93%      (8.05)%(a)      13.13%
Ratios/Supplemental data:
  Net assets, end of period (in 000's)................. $36,225   $63,654   $55,081  $15,269     $15,212         $16,286
  Ratio of expenses to average net assets..............    2.39%     2.35%     2.48%    2.50%       2.50% (b)       2.50%
  Ratio of net investment income to average net assets.    0.95%     0.60%     0.50%    1.00%       0.22% (b)       0.12%
  Portfolio turnover...................................      70%       91%      116%      91%          4% (a)         96%

(a)Not annualized
(b)Annualized

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2002

  ASSETS:
  Investment in Domini Social Index Portfolio, at value (Note 1) $27,413,303
  Receivable for capital stock sold.............................      13,392
                                                                 -----------
     Total assets...............................................  27,426,695
                                                                 -----------
  LIABILITIES:
  Accrued expenses (Note 2).....................................      28,097
  Payable for capital stock repurchased.........................      12,000
                                                                 -----------
     Total liabilities..........................................      40,097
                                                                 -----------
  NET ASSETS.................................................... $27,386,598
                                                                 ===========
  NET ASSETS CONSIST OF:
  Paid-in capital............................................... $37,431,565
  Accumulated net realized loss on investments..................  (2,911,127)
  Net unrealized depreciation on investments....................  (7,133,840)
                                                                 -----------
  NET ASSETS.................................................... $27,386,598
                                                                 ===========
  SHARES OUTSTANDING............................................   1,843,963
                                                                 ===========
  NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE $     14.85
                                                                 ===========

                           GREEN CENTURY EQUITY FUND
                            STATEMENT OF OPERATIONS

                       For the year ended July 31, 2002

INVESTMENT INCOME FROM INDEX PORTFOLIO:
Investment income from Index Portfolio......................................................... $   398,666
Expenses from Index Portfolio..................................................................     (70,366)
                                                                                                -----------
   Net income from Index Portfolio.............................................................     328,300
                                                                                                -----------
EXPENSES:
Administrative services fee (Note 2)...........................................................     412,691
                                                                                                -----------
NET INVESTMENT LOSS............................................................................     (84,391)
                                                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT:
Net realized loss on investment allocated from Index Portfolio.................................  (3,013,293)
Change in net unrealized appreciation/depreciation on investment allocated from Index Portfolio  (5,351,599)
                                                                                                -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENT.................................................  (8,364,892)
                                                                                                -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........................................... $(8,449,283)
                                                                                                ===========

                       See Notes to Financial Statements

                           GREEN CENTURY EQUITY FUND
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            FOR THE       FOR THE
                                                                                          YEAR ENDED    YEAR ENDED
                                                                                         JULY 31, 2002 JULY 31, 2001
DECREASE IN NET ASSETS:
From Operations:
  Net investment loss...................................................................  $   (84,391)  $  (187,551)
  Net realized gain (loss) on investment allocated from Index Portfolio.................   (3,013,293)    2,409,900
  Change in net unrealized appreciation/depreciation on investment allocated from Index
   Portfolio............................................................................   (5,351,599)   (9,799,340)
                                                                                          -----------   -----------
  Net decrease in net assets resulting from operations..................................   (8,449,283)   (7,576,991)
                                                                                          -----------   -----------
Dividends and distributions to shareholders:
  From net realized gains...............................................................   (2,254,209)   (1,259,745)
                                                                                          -----------   -----------
  Total dividends and distributions.....................................................   (2,254,209)   (1,259,745)
                                                                                          -----------   -----------
Capital Share Transactions (Note 4):
  Proceeds from sales of shares.........................................................    6,668,337     8,179,612
  Reinvestment of dividends and distributions...........................................    2,209,254     1,196,184
  Payments for shares redeemed..........................................................   (5,824,813)   (6,433,089)
                                                                                          -----------   -----------
  Net increase in net assets resulting from capital share transactions..................    3,052,778     2,942,707
                                                                                          -----------   -----------
Total Decrease in Net Assets............................................................   (7,650,714)   (5,894,029)
NET ASSETS:
  Beginning of period...................................................................   35,037,312    40,931,341
                                                                                          -----------   -----------
  End of period.........................................................................  $27,386,598   $35,037,312
                                                                                          ===========   ===========

                           GREEN CENTURY EQUITY FUND
                             FINANCIAL HIGHLIGHTS

                                                                   FOR THE YEARS ENDED JULY 31,
                                                         -----------------------------------------------
                                                           2002      2001      2000      1999      1998
Net Asset Value, beginning of period.................... $ 20.84   $ 26.42   $ 24.62   $ 20.44   $ 16.86
                                                         -------   -------   -------   -------   -------
Income from investment operations:
  Net investment loss...................................   (0.05)    (0.11)    (0.14)    (0.08)    (0.03)
  Net realized and unrealized gain (loss) on investment.   (4.62)    (4.66)     2.02      4.47      3.62
                                                         -------   -------   -------   -------   -------
Total increase (decrease) from investment operations....   (4.67)    (4.77)     1.88      4.39      3.59
                                                         -------   -------   -------   -------   -------
Less dividends and distributions:
  Dividends from net investment income..................      --        --        --        --        --
  Distributions from net realized gains.................   (1.32)    (0.81)    (0.08)    (0.21)    (0.01)
                                                         -------   -------   -------   -------   -------
Total decrease from dividends and distributions.........   (1.32)    (0.81)    (0.08)    (0.21)    (0.01)
                                                         -------   -------   -------   -------   -------
Net Asset Value, end of period.......................... $ 14.85   $ 20.84   $ 26.42   $ 24.62   $ 20.44
                                                         =======   =======   =======   =======   =======
Total return............................................  (23.67)%  (18.34)%    7.62%    21.56%    21.32%
Ratios/Supplemental data:
  Net Assets, end of period (in 000's).................. $27,387   $35,037   $40,931   $29,764   $15,476
  Ratio of expenses to average net assets...............    1.50%     1.50%     1.50%     1.50%     1.50%
  Ratio of net investment loss to average net assets....   (0.26)%   (0.51)%   (0.59)%   (0.46)%   (0.26)%
  Portfolio turnover (a)................................      13%       19%        9%        8%        5%

(a)Represents portfolio turnover for the Index Portfolio.

                       See Notes to Financial Statements

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies
   Green Century Funds (the "Trust") is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the "Balanced Fund") and the Green Century Equity Fund (the "Equity Fund"). The Trust is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.
   The Equity Fund invests substantially all of its assets in the Domini Social Index Portfolio (the "Index Portfolio"), an open-end, diversified management investment company having the same investment objective as the Fund. The Equity Fund accounts for its investment in the Index Portfolio as a partnership investment and records its share of the Index Portfolio's income, expenses and realized and unrealized gains and losses daily. The value of such investments reflects the Fund's proportionate interest in the net assets of the Index Portfolio (2.21% at July 31, 2002). The financial statements of the Index Portfolio are included elsewhere in this report and should be read in conjunction with the Equity Fund's financial statements.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust's significant accounting policies:
    (A)Balanced Fund Investment Valuation: Equity securities listed on national securities exchanges or reported through the NASDAQ system are valued at last sale price. Unlisted securities or listed securities for which last sale prices are not available are valued at the mean between the closing bid and asked prices if such securities are listed on a national exchange, and at the last quoted bid price in the case of securities not listed on a national exchange. Debt securities (other than short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.
       Equity Fund Investment Valuation: Valuation of securities by the Index Portfolio is discussed in Note 1 of the Index Portfolio's Notes to Financial Statements which are included elsewhere in this report.
    (B)Balanced Fund Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
       Equity Fund Securities Transactions and Investment Income: The Fund earns income, net of Index Portfolio expenses, daily based on its investment in the Index Portfolio.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)

    (C)Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities.
       The Balanced Fund may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Balanced Fund continues to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
    (D)Repurchase Agreements: The Balanced Fund may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Balanced Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Balanced Fund to obtain those securities in the event of a default of the counterparty.
    (E)Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
    (F)Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
    (G)Audit Guide: The Funds have adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") that was effective for fiscal years beginning after December 15, 2000. The Funds were not materially impacted by any of the provisions within the Guide.

NOTE 2 -- Transactions With Affiliates
    (A)Investment Adviser: Green Century Capital Management, Inc. ("Green Century") is the adviser ("the Adviser") for the Balanced Fund and oversees the portfolio management of the Balanced Fund on a day-to-day basis. For these services, Green Century receives a fee, accrued daily and paid monthly, at an annual rate equal to 0.75% of the Balanced Fund's average daily net assets.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (continued)

    (B)Subadviser: Winslow Management Company ("Winslow"), a division of Adams, Harkness & Hill, Inc., is the subadviser for the Balanced Fund. For its services, Winslow is paid a fee by the Adviser at an annual rate equal to 0.40% of the average daily net assets of the Balanced Fund, subject to an adjustment up or down of 0.20% annually. For the year ended July 31, 2002, Green Century accrued fees of $116,390 to Winslow.
    (C)Administrator: Green Century is the administrator ("the Administrator") of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees, fees under the Distribution Plan, interest, taxes, brokerage costs and other capital expenses, expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. For these services, Green Century receives a fee from the Balanced Fund at a rate such that immediately following any payment to the Administrator, total operating expenses, on an annual basis, are limited to 2.50% of the Fund's average daily net assets up to $30 million, 2.25% of the Fund's average daily net assets from $30 million to $100 million, and 1.75% of the Fund's average daily net assets in excess of $100 million, and receives a fee from the Equity Fund at a rate such that immediately following any payment to the Administrator, the combined total operating expenses of the Fund and the Index Portfolio (including investment advisory and distribution fees and any amortization of organization expenses), on an annual basis, do not exceed 1.50% of the Fund's average daily net assets.
    (D)Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. ("UMBFS") as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2002, Green Century accrued fees of $81,382 and $67,525 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
    (E)Distribution Plan: The Trust has adopted a Distribution Plan (the "Plan") with respect to the Balanced Fund in accordance with Rule 12b-1 under the Act. The Plan provides that the Balanced Fund pay a fee to UMB Distribution Services, LLC as distributor of shares of the Balanced Fund, at an annual rate not to exceed 0.25% of the Balanced Fund's average daily net assets. The fee is reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. For the year ended July 31, 2002, the Balanced Fund accrued and paid $131,912 to UMB Distribution Services, LLC for services provided pursuant to the plan.

NOTE 3 -- Investment Transactions
   The Balanced Fund's cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $36,076,183 and $43,230,342, respectively, for the year ended July 31, 2002.

                          GREEN CENTURY BALANCED FUND
                           GREEN CENTURY EQUITY FUND
                  NOTES TO FINANCIAL STATEMENTS -- (concluded)


   The Balanced Fund's activity in written options for the year ended July 31, 2002 was as follows:

                                                 PREMIUM   CONTRACTS
                                                ---------  ---------
           Options outstanding at July 31, 2001 $  53,122      250
           Options written.....................   124,850    1,885
           Options exercised...................        --       --
           Options expired.....................        --       --
           Options closed......................  (176,012)  (2,105)
                                                ---------   ------
           Options outstanding at July 31, 2002 $   1,960       30
                                                =========   ======

   Additions and reductions in the Equity Fund's investment in the Index Portfolio aggregated $6,709,558 and $6,328,553 for the year ended July 31, 2002.

   As of July 31, 2002, the components of distributable amounts on a tax basis were as follows:

                                              BALANCED FUND  EQUITY FUND
       -                                      ------------- ------------
       Undistributed net investment income... $     63,576  $         --
       Accumulated loss carryforwards........  (26,509,829)   (2,612,211)
       Unrealized depreciation on investments  (12,032,824)   (7,432,756)
                                              ------------  ------------
       Distributable net deficit............. $(38,479,077) $(10,044,967)
                                              ============  ============

   The Balanced Fund's accumulated loss carryforwards include a capital loss carryforward of $18,831,014 that expires on July 31, 2010. To the extent that the Balanced Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforward. The remaining $7,678,815 of the Balanced Fund's accumulated loss carryforwards and the entire balance of the Equity Fund's accumulated loss carryforwards are net realized capital losses incurred during the period from November 1, 2001 through July 31, 2002. These losses were deferred and will be recognized on August 1, 2002 for tax purposes.

   The tax character of distributions paid during the year ended July 31, 2002 was as follows:

                        BALANCED FUND EQUITY FUND
                        ------------- -----------
Net investment income..   $438,957            --
Long-term capital gains         --    $2,254,209

   For the year ended July 31, 2002, 20.77% of dividends paid from net investment income from the Balanced Fund qualified for the 70% dividends received deduction available to corporate shareholders. For the year ended July 31, 2002, the Equity Fund designated $2,254,209 as a long-term capital gain distribution for purposes of the dividends paid deduction.

NOTE 4 -- Capital Share Transactions
   Capital share transactions for the Balanced Fund and the Equity Fund were as follows:

                                 BALANCED FUND                EQUITY FUND
                          --------------------------  --------------------------
                             FOR THE       FOR THE       FOR THE       FOR THE
                           YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
                          JULY 31, 2002 JULY 31, 2001 JULY 31, 2002 JULY 31, 2001
Shares sold..............   3,496,148     3,923,372      370,643       358,240
Reinvestment of dividends      31,825       540,124      119,270        52,281
Shares redeemed..........  (4,005,652)   (2,807,270)    (326,934)     (278,789)
                           ----------    ----------     --------      --------
                             (477,679)    1,656,226      162,979       131,732
                           ==========    ==========     ========      ========

[LOGO] KPMG

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders
Green Century Funds:

   We have audited the accompanying statements of assets and liabilities of the Green Century Balanced Fund and the Green Century Equity Fund (the "Funds"), portfolios of the Green Century Funds, including the Green Century Balanced Fund's portfolio of investments as of July 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned by the Green Century Balanced Fund as of July 31, 2002 with the custodian. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Green Century Balanced Fund and the Green Century Equity Fund as of July 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

Boston, Massachusetts
September 6, 2002

Green Century Funds Trustees and Officers

   The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2002. Each Trustee and each Officer of the Trust noted as an "interested person" (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

   The Trust's Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

                        POSITION(S) HELD                                                     NUMBER OF
                         WITH THE TRUST                                                      PORTFOLIOS
   NAME, ADDRESS AND     AND LENGTH OF             PRINCIPAL OCCUPATION(S) DURING             OVERSEEN
          AGE             TIME SERVED         PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD      BY TRUSTEE
-------------------------------------------------------------------------------------------------------
Independent Trustees:
David J. Fine..........  Trustee since   Proprietor, Law Offices of David J. Fine (since         2
3 Center Plaza               1991        2001); Partner, Dangel & Fine (from 1997 to 2001)
Suite 400
Boston, MA 02108
Age: 54

Steven Kadish..........  Trustee since   Senior Vice President for Administration,               2
29 Temple Place              1991        Harvard Pilgrim Health Care (since 1999);
Suite 200                                Assistant Vice Chancellor for Biologic
Boston, MA 02111                         Laboratories and Programs, University of
Age: 45                                  Massachusetts Medical Center (from 1997 to
                                         1999); Member, Advisory Board, Eliot House
                                         (since 2000); Member, Board of Directors,
                                         Newton Youth Soccer (from 1997 to 2001)

Stephen Morgan.........  Trustee since   President, Citizens Conservation Services               2
29 Temple Place              1991        AMERESCO, Inc. (since 1995)
Suite 200
Boston, MA 02111
Age: 54

C. William Ryan........  Trustee since   Director, Brookline Tai Chi (since 1992)                2
29 Temple Place              1991
Suite 200
Boston, MA 02111
Age: 47

James H. Starr.........  Trustee since   Attorney, Starr and Burgess, PC (since 1991);           2
Post Office Box 1167         1991        County Commissioner, Gunnison County, CO
Crested Butte, CO 81224                  (since 1999); Secretary and Director, Crested Butte
Age: 54                                  Land Trust (since 1992)

                        POSITION(S) HELD                                                      NUMBER OF
                         WITH THE TRUST                                                       PORTFOLIOS
   NAME, ADDRESS AND     AND LENGTH OF             PRINCIPAL OCCUPATION(S) DURING              OVERSEEN
          AGE             TIME SERVED         PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD       BY TRUSTEE
--------------------------------------------------------------------------------------------------------
Interested Trustees:
Douglas M. Husid*......    President     Director, Goulston & Storrs, P.C. (since 1991)           2
400 Atlantic Avenue       since 1997,
Boston, MA 02110         Trustee since
Age: 50                      1991

Douglas H. Phelps*.....  Trustee since   President, Green Century Capital Management, Inc.        2
1129 State Street            1997        (since 1996); Chairperson, Fund for Public Interest
Santa Barbara, CA 93101                  Research (since May 1983); President, Telefund, Inc.
Age: 55                                  (since 1988).

Wendy Wendlandt*.......  Trustee since   Senior Staff, Fund for Public Interest Research          2
3435 Wilshire Boulevard      1991        (since 1989).
Suite 385
Los Angeles, CA 9010
Age: 40

Officers:
Kristina A. Curtis*....    Treasurer     Vice President for Finance and Operations (since        Not
29 Temple Place           since 1991     2002), Chief Operating Officer (1991 to 2002),       applicable
Suite 200                                Treasurer and Director (since 1991), Green
Boston, MA 02111                         Century Capital Management, Inc.
Age: 49

Adrienne M. Shishko*...  Secretary and   Personal Trainer (since 2001); Vice President,          Not
29 Temple Place            Assistant     Green Century Capital Management, Inc. (from         applicable
Suite 200                  Treasurer     1999 to 2001); Secretary and Director, Green
Boston, MA 02111          since 1991     Century Capital Management, Inc. (since 1991).
Age: 39

                         DOMINI SOCIAL INDEX PORTFOLIO
                            PORTFOLIO OF INVESTMENTS

                                 July 31, 2002


                                               SHARES      VALUE
             Consumer Discretionary -- 12.2%
             American Greetings Corporation..    17,000 $   273,190
             AOL Time Warner, Inc. (b)....... 1,155,700  13,290,550
             AutoZone, Inc. (b)..............    27,100   1,998,625
             Bandag, Inc.....................     2,600      80,470
             Bassett Furniture Industries....     3,500      50,435
             Black & Decker Corp.............    22,300   1,014,650
             Bob Evans Farms, Inc............     9,700     265,295
             Centex Corporation..............    16,700     800,765
             Champion Enterprises, Inc. (b)..    13,700      55,074
             Charming Shoppes, Inc. (b)......    31,100     226,408
             Circuit City Stores, Inc........    58,300     994,015
             Claire's Stores, Inc............    12,900     232,200
             Comcast Corporation (b).........   246,100   5,143,490
             Cooper Tire and Rubber Company..    20,400     408,204
             Costco Wholesale Corporation (b)   122,130   4,258,673
             Cross (A.T.) Company (b)........     4,400      30,448
             Dana Corporation................    41,700     670,536
             Darden Restaurants, Inc.........    49,000   1,137,780
             Delphi Automotive Systems
              Corporation....................   149,000   1,484,040
             Dillard's, Inc..................    22,400     526,400
             Disney (Walt) Company...........   550,400   9,758,592
             Dollar General Corporation......    87,751   1,505,807
             Donnelly Corporation............     1,700      42,874
             Dow Jones & Company.............    17,900     737,480
             Emmis Communications
              Corporation (b)................    12,200     193,492
             Family Dollar Stores Inc........    45,600   1,381,224
             Fleetwood Enterprises, Inc. (b).     9,500      39,425
             Foot Locker, Inc. (b)...........    39,300     436,230
             Gap, Inc. (The).................   233,387   2,835,652
             Harley-Davidson, Inc............    81,300   3,850,368
             Harman International
              Industries, Inc................     8,960     386,176
             Hartmarx Corporation (b)........     8,500      18,020
             Home Depot, Inc.................   634,697  19,599,443
             Ikon Office Solutions...........    39,700     361,270
             KB Home.........................    14,400     665,424
             Lee Enterprises, Inc............     9,600     319,200
             Leggett & Platt, Incorporated...    55,000   1,236,950
             Lillian Vernon Corporation......     2,600      16,900
             Limited Brands..................   137,800   2,476,266
             Liz Claiborne, Inc..............    28,800     830,880
             Lowe's Companies, Inc...........   209,400   7,925,790
             Luby's, Inc. (b)................     6,500      37,050
             Mattel, Inc.....................   116,485   2,191,083
             May Department Stores Company...    78,400   2,408,448
             Maytag Corporation..............    20,900     692,417

                                                 SHARES     VALUE
           Consumer Discretionary -- (continued)
           McDonald's Corporation............... 343,000 $  8,489,250
           McGraw-Hill Companies................  52,100    3,258,855
           Media General, Inc...................   6,300      319,914
           Men's Wearhouse, Inc. (b)............  11,900      243,236
           Meredith Corporation.................  11,000      401,170
           Modine Manufacturing Company.........   9,600      225,600
           New York Times Company...............  40,200    1,819,050
           Newell Rubbermaid, Inc...............  71,278    2,144,042
           Nordstrom, Inc.......................  37,700      712,530
           Omnicom Group, Inc...................  50,100    2,670,831
           Oneida Ltd...........................   4,800       77,520
           Oshkosh B'Gosh, Inc..................   2,900       87,290
           Penney (J.C.) Company, Inc...........  73,500    1,293,600
           Pep Boys -- Manny, Moe & Jack........  14,900      201,746
           Phillips-Van Heusen Corporation......   7,900       93,220
           Pulte Homes, Inc.....................  17,000      814,640
           Radio One, Inc. (b)..................   4,500       67,725
           RadioShack Corporation...............  48,700    1,246,720
           Reebok International Ltd. (b)........  16,500      444,015
           Ruby Tuesday, Inc....................  18,000      347,400
           Russell Corporation..................   9,300      152,520
           Scholastic Corporation (b)...........   9,700      378,203
           Sears, Roebuck and Co................  84,700    3,995,299
           Snap-On Incorporated.................  16,250      441,513
           SPX Corporation (b)..................  11,315    1,182,418
           Stanley Works........................  23,800      858,942
           Staples, Inc. (b).................... 123,200    2,056,208
           Starbucks Corporation (b)............ 101,200    1,986,556
           Stride Rite Corporation..............  12,100       84,095
           Target Corporation................... 244,600    8,157,410
           Timberland Company (The) (b).........   8,400      318,528
           TJX Companies, Inc................... 144,700    2,565,531
           Toys 'R' Us, Inc. (b)................  58,320      786,154
           Tribune Company......................  80,850    3,225,915
           Tupperware Corporation...............  16,200      281,070
           Univision Communications, Inc. (b)...  44,800    1,280,832
           VF Corporation.......................  31,400    1,211,412
           Visteon Corporation..................  36,800      409,952
           Washington Post Company..............   2,100    1,312,500
           Wellman, Inc.........................   9,200      131,100
           Wendy's International, Inc...........  29,200    1,074,268
           Whirlpool Corporation................  18,700    1,072,818
                                                         ------------
                                                          150,809,307
                                                         ------------
           Consumer Staples -- 13.5%
           Alberto-Culver Company...............   9,100      432,341
           Albertson's, Inc..................... 109,100    3,074,438
           Avon Products, Inc...................  63,400    2,932,884

                                 July 31, 2002

                                              SHARES     VALUE
             Consumer Staples -- (continued)
             Campbell Soup Company........... 109,900 $  2,560,670
             Church & Dwight Co., Inc........  10,900      305,527
             Clorox Company..................  62,300    2,398,550
             Coca-Cola Company............... 671,100   33,514,734
             Colgate-Palmolive Company....... 147,500    7,574,125
             CVS Corporation................. 105,100    3,005,860
             Fleming Companies, Inc..........  12,900      177,375
             General Mills Incorporated......  98,500    4,082,825
             Gillette Company................ 285,000    9,370,800
             Great Atlantic & Pacific Tea
              Company, Inc. (b)..............  10,700      131,503
             Green Mountain Coffee, Inc. (b).   1,900       39,596
             Hain Celestial Group, Inc.
              (The) (b)......................   9,900      147,411
             Heinz (H.J.) Company............  94,100    3,618,145
             Hershey Foods Corporation.......  29,000    2,275,340
             Horizon Organic Holding
              Corporation (b)................   2,900       37,642
             Kellogg Company................. 109,900    3,784,956
             Kimberly-Clark Corporation...... 139,864    8,538,697
             Kroger Company (b).............. 213,500    4,158,980
             Longs Drug Stores Corporation...  10,700      261,508
             Nature's Sunshine Products, Inc.   4,900       51,254
             PepsiAmericas, Inc..............  43,900      632,160
             PepsiCo, Inc.................... 477,570   20,506,856
             Procter & Gamble Company........ 351,100   31,244,389
             Safeway Inc. (b)................ 129,800    3,611,036
             Smucker (J.M.) Company..........  14,005      469,168
             SUPERVALU, Inc..................  37,000      771,080
             Sysco Corporation............... 178,400    4,647,320
             Tootsie Roll Industries, Inc....   9,796      362,452
             United Natural Foods, Inc. (b)..   5,600      103,152
             Walgreen Company................ 276,000    9,751,080
             Whole Foods Market, Inc. (b)....  15,700      688,759
             Wild Oats Markets, Inc. (b).....   6,750       75,458
             Wrigley (Wm.) Jr. Company.......  48,700    2,491,005
                                                      ------------
                                                       167,829,076
                                                      ------------
             Energy -- 0.9%
             Anadarko Petroleum Corporation..  66,585    2,896,448
             Apache Corporation..............  36,840    1,897,260
             Cooper Cameron Corp.............  15,200      653,448
             Devon Energy Corporation........  40,972    1,707,713
             EOG Resources, Inc..............  32,400    1,110,996
             Equitable Resources, Inc........  18,000      615,420
             Helmerich & Payne, Inc..........  14,000      464,380
             Noble Energy, Inc...............  15,900      494,331

                                                 SHARES     VALUE
            Energy -- (continued)
            Rowan Companies, Inc................  26,500 $   518,605
            Sunoco, Inc.........................  21,500     764,109
                                                         -----------
                                                          11,122,710
                                                         -----------
            Financials -- 26.1%
            AFLAC, Inc.......................... 139,300   4,375,413
            American Express Company............ 358,900  12,654,814
            American International Group,
             Inc................................ 706,176  45,138,770
            AmSouth Bancorporation..............  97,400   2,173,968
            Aon Corporation.....................  71,800   1,705,250
            Bank of America Corporation......... 415,900  27,657,350
            Bank One Corporation................ 315,685  12,283,303
            Capital One Financial
             Corporation........................  58,600   1,857,620
            Charter One Financial, Inc..........  60,010   2,035,539
            Chittenden Corporation..............   9,276     269,932
            Chubb Corporation...................  46,000   2,984,940
            Cincinnati Financial Corporation....  42,885   1,719,260
            Comerica Incorporated...............  47,200   2,745,152
            Edwards (A.G.), Inc.................  22,487     773,553
            Fannie Mae.......................... 268,900  20,137,921
            Fifth Third Bancorp................. 157,237  10,388,649
            First Tennessee National Corporation  35,500   1,328,765
            FirstFed Financial Corp. (b)........   5,000     134,900
            Franklin Resources, Inc.............  69,800   2,396,234
            Freddie Mac......................... 187,700  11,628,015
            Golden West Financial...............  41,500   2,728,625
            GreenPoint Financial Corporation....  26,800   1,294,440
            Hartford Financial Services
             Group (The)........................  67,000   3,390,200
            Household International, Inc........ 122,846   5,241,839
            Jefferson-Pilot Corporation.........  41,725   1,812,951
            KeyCorp............................. 114,200   2,998,892
            Lincoln National Corporation........  50,100   1,838,169
            Marsh & McLennan Companies, Inc..... 147,600   7,070,040
            MBIA, Inc...........................  39,400   1,953,846
            MBNA Corporation.................... 344,175   6,673,553
            Mellon Financial Corporation........ 118,300   3,144,414
            Merrill Lynch & Co., Inc............ 231,500   8,252,975
            MGIC Investment Corporation.........  29,200   1,839,600
            Moody's Corporation.................  41,200   2,043,520
            Morgan (J.P.) Chase & Co............ 537,360  13,412,506
            National City Corporation........... 163,900   5,064,510
            Northern Trust Corporation..........  59,300   2,361,919
            PNC Financial Services Group........  76,100   3,207,615
            Progressive Corporation (The).......  59,000   3,017,850

                                 July 31, 2002

                                                SHARES     VALUE
            Financials -- (continued)
            Providian Financial Corporation (b)  80,000 $    401,600
            Rouse Company......................  24,500      771,750
            SAFECO Corporation.................  35,700    1,133,118
            Schwab (Charles) Corporation....... 368,300    3,296,285
            SLM Corporation....................  41,700    3,794,700
            St. Paul Companies, Inc............  55,664    1,737,273
            State Street Corporation...........  87,400    3,714,500
            Stilwell Financial, Inc............  61,500      833,325
            SunTrust Banks, Inc................  77,000    5,066,600
            Synovus Financial Corporation......  77,450    1,858,800
            U.S. Bancorp....................... 515,721   11,031,272
            UnumProvident Corporation..........  63,900    1,307,394
            Value Line, Inc....................   2,900      122,145
            Wachovia Corporation............... 369,400   13,224,520
            Washington Mutual, Inc............. 262,804    9,831,498
            Wells Fargo & Company.............. 462,100   23,502,406
            Wesco Financial Corporation........   2,000      623,800
                                                        ------------
                                                         323,987,798
                                                        ------------
            Health Care -- 12.9%
            Allergan, Inc......................  37,100    2,244,179
            Amgen, Inc. (b).................... 346,100   15,796,004
            Applera Corp.-Applied Biosystems
             Group.............................  59,500    1,110,270
            Bard (C.R.), Inc...................  14,400      778,608
            Baxter International, Inc. (b)..... 161,900    6,461,429
            Becton Dickinson and Company.......  68,500    1,990,610
            Biogen, Inc. (b)...................  40,700    1,463,979
            Biomet, Inc........................  71,500    1,853,995
            Boston Scientific Corporation (b).. 107,700    3,229,923
            CIGNA Corporation..................  37,800    3,402,000
            Forest Laboratories, Inc. (b)......  48,000    3,718,560
            Guidant Corporation (b)............  82,000    2,853,600
            Hillenbrand Industries, Inc........  17,500      946,050
            Humana, Inc. (b)...................  47,800      588,418
            Invacare Corporation...............   8,300      277,635
            Johnson & Johnson.................. 813,770   43,129,810
            King Pharmaceuticals Inc. (b)......  65,100    1,380,771
            Manor Care, Inc. (b)...............  28,700      631,113
            McKesson HBOC, Inc.................  77,620    2,555,250
            MedImmune, Inc. (b)................  65,500    1,947,970
            Medtronic, Inc..................... 327,700   13,239,080
            Merck & Co., Inc................... 612,000   30,355,200
            Mylan Laboratories, Inc............  34,900    1,132,156
            Oxford Health Plans, Inc. (b)......  24,500    1,053,990
            Quintiles Transnational Corp. (b)..  33,500      332,655
            Schering-Plough Corporation........ 395,500   10,085,250

                                              SHARES     VALUE
              Health Care -- (continued)
              St. Jude Medical, Inc. (b).....  46,400 $  1,763,200
              Stryker Corporation (b)........  52,300    2,647,426
              Watson Pharmaceuticals (b).....  29,900      629,993
              Zimmer Holdings, Inc. (b)......  52,200    1,943,406
                                                      ------------
                                                       159,542,530
                                                      ------------
              Industrials -- 6.9%
              3M Company..................... 105,100   13,224,733
              Airborne, Inc..................  13,900      187,928
              Alaska Air Group, Inc. (b).....   7,700      180,950
              American Power Conversion (b)..  54,700      598,965
              AMR Corporation (b)............  43,300      484,094
              Angelica Corporation...........   2,500       41,875
              Apogee Enterprises, Inc........   8,000       94,640
              AstroPower, Inc. (b)...........   6,300       92,862
              Ault, Inc. (b).................   1,300        4,810
              Automatic Data Processing, Inc. 167,074    6,230,189
              Avery Dennison Corporation.....  29,400    1,828,974
              Baldor Electric Company........   9,800      214,326
              Banta Corporation..............   6,850      225,502
              Block (H & R), Inc.............  48,900    2,360,892
              Brady Corporation..............   6,100      167,750
              Bright Horizons Family
               Solutions, Inc. (b)...........   3,700      101,380
              Ceridian Corporation (b).......  41,000      709,710
              Cintas Corporation.............  45,100    1,979,394
              CLARCOR, Inc...................   7,050      206,847
              Consolidated Freightways
               Corporation (b)...............   6,200       13,634
              Cooper Industries, Inc.........  26,200      815,868
              CPI Corporation................   2,300       38,180
              Cummins, Inc...................  11,600      374,680
              Deere & Company................  63,700    2,676,674
              Delta Air Lines, Inc...........  34,700      540,626
              Deluxe Corporation.............  17,200      668,908
              DeVry, Inc. (b)................  19,600      387,100
              Dionex Corporation (b).........   6,000      153,060
              Donaldson Company, Inc.........  12,400      415,648
              Donnelley (R.R.) & Sons Company  31,800      883,722
              Ecolab, Inc....................  34,900    1,603,655
              Emerson Electric Company....... 113,400    5,777,730
              Fastenal Company...............  21,400      814,698
              FedEx Corporation..............  80,200    4,086,190
              GATX Corporation...............  13,600      344,216
              Genuine Parts Company..........  47,600    1,461,796
              Graco, Inc.....................  13,368      334,200
              Grainger (W.W.), Inc...........  26,200    1,284,848

                                 July 31, 2002

                                                SHARES     VALUE
            Industrials -- (continued)
            Granite Construction Incorporated..  11,825 $   213,678
            Harland (John H.) Company..........   8,400     204,036
            Herman Miller, Inc.................  21,300     361,035
            HON Industries Inc.................  16,500     445,335
            Hubbell Incorporated...............  13,760     420,918
            Hunt Corporation...................   3,000      31,200
            Illinois Tool Works, Inc...........  82,400   5,437,576
            IMCO Recycling, Inc. (b)...........   4,500      40,275
            IMS Health, Inc....................  77,800   1,230,796
            Interface, Inc.....................  12,800      64,000
            Ionics, Inc. (b)...................   5,200     115,700
            Isco, Inc..........................   1,600      14,400
            Kansas City Southern
             Industries, Inc. (b)..............  16,600     269,916
            Kelly Services, Inc................   9,375     233,813
            Lawson Products, Inc...............   2,800      75,572
            Lincoln Electric Holdings, Inc.....  11,900     275,009
            Masco Corporation.................. 130,400   3,155,680
            Merix Corporation (b)..............   3,950      24,688
            Milacron, Inc......................   9,800      74,382
            Molex Incorporated.................  27,546     803,792
            National Service Industries, Inc...   3,075      27,521
            New England Business Service, Inc..   3,900      92,625
            Nordson Corporation................   9,300     224,130
            Norfolk Southern Corporation....... 102,800   2,081,700
            Osmonics, Inc. (b).................   4,100      49,405
            Paychex, Inc....................... 100,500   2,644,155
            Pitney Bowes, Inc..................  65,300   2,546,700
            Roadway Express, Inc...............   5,600     164,416
            Robert Half International, Inc. (b)  48,400     965,580
            Ryder System, Inc..................  17,500     457,975
            Smith (A.O.) Corporation...........   5,500     158,125
            Southwest Airlines Co.............. 206,762   2,855,383
            Spartan Motors, Inc................   3,300      41,740
            Standard Register Company..........   6,800     162,520
            Steelcase, Inc.....................   9,900     133,551
            Tennant Company....................   2,600      97,760
            Thomas & Betts Corporation (b).....  16,200     238,464
            Thomas Industries, Inc.............   4,400     117,040
            Toro Company.......................   3,500     175,000
            UAL Corporation (b)................  15,800      94,010
            United Parcel Service, Inc......... 105,200   6,873,768
            Watts Industries...................   5,000      88,500
            Yellow Corporation (b).............   8,400     210,000
                                                        -----------
                                                         85,603,123
                                                        -----------

                                                 SHARES      VALUE
          Information Technology -- 18.3%
          3Com Corporation (b).................    98,900 $   446,039
          Adaptec, Inc. (b)....................    30,600     180,540
          ADC Telecommunications, Inc. (b).....   223,000     401,400
          Advanced Micro Devices, Inc. (b).....    95,000     762,850
          Advent Software, Inc. (b)............     9,800     188,258
          Analog Devices, Inc. (b).............    97,900   2,359,390
          Andrew Corporation (b)...............    23,500     264,375
          Apple Computer, Inc. (b).............    93,200   1,422,232
          Applied Materials, Inc. (b)..........   443,200   6,590,384
          Arrow Electronics, Inc. (b)..........    28,000     477,960
          Autodesk, Inc........................    31,800     409,902
          Avnet, Inc. (b)......................    33,400     557,780
          BMC Software, Inc. (b)...............    68,200     917,290
          Borland Software Corporation (b).....    18,900     163,674
          Cisco Systems, Inc. (b).............. 1,976,600  26,071,354
          Computer Associates
           International, Inc..................   153,600   1,434,624
          Compuware Corporation (b)............   104,700     388,437
          Dell Computer Corporation (b)........   700,900  17,473,437
          Electronic Data Systems
           Corporation.........................   128,800   4,735,976
          EMC Corporation (b)..................   598,000   4,485,000
          Gerber Scientific, Inc. (b)..........     6,400      12,672
          Hewlett-Packard Company..............   814,510  11,525,317
          Hutchinson Technology
           Incorporated (b)....................     7,200     123,264
          Imation Corporation (b)..............     9,800     298,312
          Intel Corporation.................... 1,806,700  33,947,893
          Lexmark International Group, Inc. (b)    34,400   1,681,472
          LSI Logic Corporation (b)............   103,300     805,740
          Lucent Technologies, Inc. (b)........   911,500   1,595,125
          Micron Technology, Inc. (b)..........   161,500   3,147,635
          Microsoft Corporation (b)............ 1,463,900  70,194,005
          Millipore Corporation (b)............    13,400     443,540
          National Semiconductor
           Corporation (b).....................    49,900     903,689
          Novell, Inc. (b).....................   100,900     225,007
          Palm, Inc. (b).......................   162,287     176,893
          PeopleSoft, Inc. (b).................    85,000   1,528,300
          QRS Corporation (b)..................     4,300      33,626
          Qualcomm, Inc. (b)...................   207,300   5,696,604
          Sapient Corporation (b)..............    36,500      25,550
          Scientific-Atlanta, Inc..............    44,100     557,865
          Solectron Corporation (b)............   230,500     922,000
          Sun Microsystems, Inc. (b)...........   871,900   3,417,848
          Symantec Corporation (b).............    37,700   1,264,458
          Tektronix, Inc. (b)..................    25,900     482,776

                     PORTFOLIO OF INVESTMENTS--(concluded)

                                 July 31, 2002

                                                 SHARES      VALUE
          Information Technology -- (continued)
          Tellabs, Inc. (b)....................   114,700 $    657,231
          Texas Instruments, Inc...............   468,000   10,834,200
          Waters Corporation (b)...............    36,400      826,644
          Xerox Corporation (b)................   190,100    1,321,195
          Xilinx, Inc. (b).....................    89,500    1,717,505
          Yahoo! Inc. (b)......................   163,900    2,158,563
                                                          ------------
                                                           226,255,831
                                                          ------------
          Materials -- 1.2%
          Air Products & Chemicals, Inc........    60,900    2,694,825
          Bemis Company, Inc...................    14,800      711,288
          Cabot Corporation....................    17,600      435,072
          Calgon Carbon Corporation............    11,300       78,761
          Caraustar Industries, Inc............     7,600       82,460
          Crown Cork & Seal
           Company, Inc. (b)...................    36,500      125,925
          Engelhard Corporation................    36,600      915,000
          Fuller (H.B.) Company................     8,200      221,892
          Lubrizol Corporation.................    14,400      438,336
          MeadWestvaco Corp....................    52,412    1,393,635
          Minerals Technologies, Inc...........     5,700      212,895
          Nucor Corporation....................    21,750    1,214,303
          Praxair, Inc.........................    43,000    2,248,900
          Rock-Tenn Company....................     6,900       82,455
          Rohm & Haas Company..................    58,800    2,205,000
          Sealed Air Corporation (b)...........    23,400      339,534
          Sigma-Aldrich Corporation............    20,500      982,360
          Sonoco Products Company..............    26,745      649,904
          Stillwater Mining Company (b)........    11,200      106,400
          Trex Company, Inc. (b)...............     4,200      112,770
          Worthington Industries, Inc..........    24,000      421,199
                                                          ------------
                                                            15,672,914
                                                          ------------
          Telecommunication Services -- 6.5%
          AT&T Corporation..................... 1,036,880   10,555,439
          AT&T Wireless Services, Inc. (b).....   726,987    3,409,569
          BellSouth Corporation................   505,900   13,583,415
          Citizens Communications
           Company (b).........................    78,867      432,191
          SBC Communications, Inc..............   902,328   24,958,393
          Sprint Corporation (FON Group).......   237,600    2,221,560
          Telephone and Data Systems, Inc......    14,600      831,470
          Verizon Communications...............   735,522   24,272,225
                                                          ------------
                                                            80,264,262
                                                          ------------
          Utilities -- 0.9%
          AGL Resources, Inc...................    15,900      361,248
          American Water Works, Inc............    28,000    1,222,200

                                             SHARES      VALUE
             Utilities -- (continued)
             Cascade Natural Gas Corporation   3,200 $       62,880
             Cleco Corporation..............  13,000        194,480
             Energen Corporation............   9,000        222,300
             IDACORP, Inc...................  10,500        267,960
             KeySpan Corporation............  39,000      1,361,100
             Kinder Morgan, Inc.............  32,800      1,364,808
             Madison Gas & Electric Company.   4,800        133,680
             Mirant Corporation (b)......... 112,300        404,280
             National Fuel Gas Company......  22,200        429,126
             NICOR, Inc.....................  12,600        340,200
             NISource, Inc..................  57,900      1,146,420
             Northwest Natural Gas Company..   7,300        205,130
             Northwestern Corporation.......   7,800         90,168
             OGE Energy Corporation.........  21,900        437,781
             Peoples Energy Corporation.....   9,900        347,589
             Potomac Electric Power Company.  30,600        609,858
             Questar Corporation............  22,900        517,540
             Southern Union Company (b).....  15,433        216,062
             WGL Holdings...................  13,600        331,976
             Williams Companies, Inc........ 145,100        428,045
                                                     --------------
                                                         10,694,831
                                                     --------------
             TOTAL INVESTMENTS--99.4%
               (cost $1,579,308,141) (a)............ $1,231,782,382
             Other Assets, less liabilities--0.6%...      7,544,597
                                                     --------------
             NET ASSETS--100.0%..................... $1,239,326,979
                                                     ==============

--------
(a)The aggregate cost for federal income tax purposes is $1,611,069,090, the aggregate gross unrealized appreciation is $104,415,748 and the aggregate gross unrealized depreciation is $483,702,456, resulting in net unrealized depreciation of $379,286,708.
(b)Non-income producing security.

   Copyright in the Domini 400 Social Index/SM/ is owned by KLD Research & Analytics, Inc. and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES

                                 July 31, 2002

    ASSETS:
    Investments at value (Cost $1,579,308,141).............. $1,231,782,382
    Cash....................................................      5,906,103
    Dividends receivable....................................      1,900,447
                                                             --------------
          Total assets......................................  1,239,588,932
                                                             --------------
    LIABILITIES:
    Accrued expenses (Note 2)...............................        261,953
                                                             --------------
          Total liabilities.................................        261,953
                                                             --------------
    NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS $1,239,326,979
                                                             ==============

                            STATEMENT OF OPERATIONS

                           Year ended July 31, 2002


INVESTMENT INCOME
Dividends............................................                $  19,335,242
EXPENSES
Management fee (Note 2).............................. $   2,890,322
Trustees fees........................................       274,175
Professional fees....................................       134,874
Custody fees (Note 3)................................       135,520
Miscellaneous........................................        80,127
                                                      -------------
Total expenses.......................................     3,515,018
   Fees paid indirectly (Note 3).....................       (90,372)
                                                      -------------
      Net expenses...................................                    3,424,646
                                                                     -------------
NET INVESTMENT INCOME................................                   15,910,596
NET REALIZED LOSS ON INVESTMENTS
Proceeds from sales.................................. $ 302,743,177
Cost of securities sold..............................  (445,689,928)
                                                      -------------
Net realized loss on investments.....................                 (142,946,751)
                                                                     -------------
NET CHANGES IN UNREALIZED DEPRECIATION OF INVESTMENTS
   Beginning of period............................... $ (86,402,722)
   End of period.....................................  (347,525,759)
                                                      -------------
      Net change in unrealized depreciation..........                 (261,123,037)
                                                                     -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.                $(388,159,192)
                                                                     =============

                       See Notes to Financial Statements

                         DOMINI SOCIAL INDEX PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE         FOR THE
                                                                                                YEAR ENDED      YEAR ENDED
                                                                                               JULY 31, 2002   JULY 31, 2001
DECREASE IN NET ASSETS
From Operations:
  Net investment income...................................................................... $   15,910,596  $   14,303,501
  Net realized gain/(loss) on investments....................................................   (142,946,751)    118,452,105
  Net change in unrealized depreciation of investments.......................................   (261,123,037)   (478,655,424)
                                                                                              --------------  --------------
  Net Decrease in Net Assets Resulting from Operations.......................................   (388,159,192)   (345,899,818)
                                                                                              --------------  --------------
Transactions in Investors' Beneficial Interest:
  Additions..................................................................................    309,789,675     480,587,065
  Reductions.................................................................................   (411,308,581)   (379,303,886)
                                                                                              --------------  --------------
  Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests.   (101,518,906)    101,283,179
                                                                                              --------------  --------------
Total Decrease in Net Assets.................................................................   (489,678,098)   (244,616,639)
NET ASSETS:
  Beginning of period........................................................................  1,729,005,077   1,973,621,716
                                                                                              --------------  --------------
  End of period.............................................................................. $1,239,326,979  $1,729,005,077
                                                                                              ==============  ==============

                             FINANCIAL HIGHLIGHTS

                                                                      FOR THE YEARS ENDED JULY 31,
                                                     -------------------------------------------------------
                                                        2002       2001        2000          1999          1998
Net assets (in millions)............................ $1,239     $1,729     $1,974        $1,347        $ 642
Ratio of net investment income to average net assets   1.02%      0.78%      0.70%(1)      0.84%(1)     1.05%(2)
Ratio of expenses to average net assets.............   0.22%(3)   0.22%(3)   0.24%(1)(3)   0.24%(1)(3)  0.24%(2)(3)
Portfolio turnover rate.............................     13%        19%         9%            8%           5%

(1)Reflects an expense reimbursement and fee waiver by the Manager of 0.002% and 0.01% for the years ended July 31, 2000 and 1999, respectively. Had the Manager not waived its fee and reimbursed expenses, the ratios of net investment income and expenses to average net assets for the year ended July 31, 2000, would have been 0.70% and 0.24%, respectively, and for the year ended July 31, 1999, would have been 0.83% and 0.25%, respectively.
(2)Reflects a waiver of 0.01% of fees by the Manager due to limitations set forth in the Management Agreement. Had the Manager not waived its fees, the ratios of net investment income and expenses to average net assets for the year ended July 31, 1998, would have been 1.04% and 0.25%, respectively.
(3)Ratio of expenses to average net assets for the years ended July 31, 2002, 2001, 2000, 1999 and 1998, include indirectly paid expenses. Excluding indirectly paid expenses, the expense ratios would have been 0.22%, 0.21%, 0.21%, 0.20% and 0.20% for the years ended July 31, 2002, 2001, 2000, 1999 and 1998, respectively.

                       See Notes to Financial Statements

                  DOMINI SOCIAL INDEX PORTFOLIO/July 31, 2002

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- Organization and Significant Accounting Policies.
   Domini Social Index Portfolio is registered under the Investment Company Act of 1940 as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index/SM/, which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991.
   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.
    (A)Valuation of Investments: The Portfolio values securities listed or traded on national securities exchanges or reported by the NASDAQ National Market reporting system at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security. Portfolio securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Portfolio's Trustees.
    (B)Dividend Income: Dividend income is recorded on the ex-dividend date.
    (C)Federal Taxes: The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.
    (D)Other: Investment transactions are accounted for on the trade date. Gains and losses are determined on the basis of identified cost.

NOTE 2 -- Transactions with Affiliates.
    (A)Manager. Domini Social Investments LLC (DSIL) is registered as an investment adviser under the Investment Advisers Act of 1940. The services provided by DSIL consist of investment supervisory services, overall operational support and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, DSIL receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20%.
    (B)Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with DSIL. SSgA does not determine the composition of the Domini 400 Social Index/SM/.

NOTE 3 -- Investment Transactions.
   Cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, for the year ended July 31, 2002, aggregated $205,071,717 and $302,743,177, respectively. Custody fees of the Portfolio were reduced by $90,372, which was compensation for uninvested cash left on deposit with the custodian.

[LOGO] KPMG

                         INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Investors
Domini Social Index Portfolio:

   We have audited the accompanying statement of assets and liabilities of Domini Social Index Portfolio (the "Portfolio"), including the portfolio of investments, as of July 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002 with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Index Portfolio as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP
Boston, Massachusetts
September 6, 2002

Domini Social Index Portfolio Trustees and Officers

   The following table presents information about each Trustee and each Officer of the Portfolio as of July 31, 2002. Asterisks indicate that those Trustees and Officers are "interested persons" (as defined in the 1940 Act) of the Portfolio. Each Trustee and each Officer of the Portfolio noted as an interested person is interested by virtue of his or her position with DSIL as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. The Portfolio does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies or is removed from office.

                                                                                         NUMBER OF
                       POSITION(S)                                                       PORTFOLIOS IN
                       HELD WITH THE                                                     THE DOMINI
                       PORTFOLIO AND                                                     FUND COMPLEX
                       LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS      OVERSEEN BY
     NAME AND AGE      TIME SERVED      AND OTHER DIRECTORSHIPS HELD                     TRUSTEE
------------------------------------------------------------------------------------------------------
Interested Trustee:

Amy L. Domini*........ Chair, President President and Chief Executive Officer, DSIL            4
Age: 52                and Trustee of   (since 2002); Manager, DSIL (since 1997);
                       the Portfolio    Member, Board of Managers, DSIL
                       since 1990       Investment Services LLC (since 1998); Private
                                        Trustee, Loring, Wolcott & Coolidge
                                        (fiduciary) (since 1987); CEO, Secretary and
                                        Treasurer, KLD Research & Analytics, Inc.
                                        (social research provider) (1990-2000); Trustee,
                                        New England Quarterly (since 1998); Board
                                        Member, Social Investment Forum (trade
                                        association) (1995-1999); Trustee, Episcopal
                                        Church Pension Fund (since 1994); Board
                                        Member, Financial Markets Center (nonprofit
                                        financial markets research and education
                                        resources provider) (since 2002).
Disinterested Trustees:

Julia Elizabeth Harris Trustee of the   Trustee, Fiduciary Trust Company (since                4
Age: 54                Portfolio since  2001); Vice President, UNC Partners, Inc.
                       1999             (financial management) (since 1990); Director
                                        and Treasurer, Boom Times, Inc. (service
                                        organization) (1997-1999).

                                                                                NUMBER OF
                   POSITION(S)                                                  PORTFOLIOS IN
                   HELD WITH THE                                                THE DOMINI
                   PORTFOLIO AND                                                FUND COMPLEX
                   LENGTH OF       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS  OVERSEEN BY
   NAME AND AGE    TIME SERVED     AND OTHER DIRECTORSHIPS HELD                 TRUSTEE
---------------------------------------------------------------------------------------------

Kirsten S. Moy.... Trustee of the  Director, Economic Opportunities Program,          4
Age: 55            Portfolio since The Aspen Institute (research and education)
                   1999            (since 2001); Consultant, Equitable Life/AXA
                                   (1998-2001); Project Director, Community
                                   Development Innovation and Infrastructure
                                   Initiative (research) (1998-2001); Group
                                   Leader, Financial Innovations Roundtable
                                   (research) (2000-2001); Consultant, Social
                                   Investment Forum (trade association) (1998);
                                   Distinguished Visitor, John D. and Catherine
                                   T. MacArthur Foundation (1998); Director,
                                   Community Development Financial
                                   Institutions Fund, U.S. Department of the
                                   Treasury (1995-1997).

William C. Osborn. Trustee of the  Manager, Commons Capital Management                4
Age: 58            Portfolio since LLC (venture capital) (since 2000); Special
                   1997            Partner/Consultant, Arete Corporation
                                   (venture capital) (since 1999); Principal/
                                   Manager, Venture Investment Management
                                   Company LLC (venture capital) (1996-1999).

Karen Paul........ Trustee of the  Professor of Management and International          4
Age: 57            Portfolio since Business, Florida International University
                   1997            (since 1990); Partner, Trinity Industrial
                                   Technology (1997-2002); Executive Director,
                                   Center for Management in the Americas
                                   (1997-2001).

Gregory A. Ratliff Trustee of the  Senior Fellow, The Aspen Institute (research       4
Age: 42            Portfolio since and education) (since 2002); Director,
                   1999            Economic Opportunity, John D. and Catherine
                                   T. MacArthur Foundation (1997-2001);
                                   Associate Director, Program-Related
                                   Investments, John D. and Catherine T.
                                   MacArthur Foundation (1994-1997).

                                                                                          NUMBER OF
                         POSITION(S)                                                      PORTFOLIOS IN
                         HELD WITH THE                                                    THE DOMINI
                         PORTFOLIO AND                                                    FUND COMPLEX
                         LENGTH OF        PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS     OVERSEEN BY
      NAME AND AGE       TIME SERVED      AND OTHER DIRECTORSHIPS HELD                    TRUSTEE
-------------------------------------------------------------------------------------------------------

Frederick C. Williamson, Trustee of the   Treasurer and Trustee, RIGHA Foundation               4
  Sr.................... Portfolio since  (charitable foundation supporting health care
Age: 86                  1990             needs) (since 1994); Chairman, Rhode Island
                                          Historical Preservation and Heritage
                                          Commission (state government) (since 1995);
                                          Treasurer, Rhode Island Black Heritage
                                          Society (nonprofit education) (since 1984);
                                          Trustee, National Park Trust (nonprofit land
                                          acquisition) (since 1983); President's Advisory
                                          Board -- Salve Regina University, Newport,
                                          RI (since 1999); Board Member, Preserve
                                          Rhode Island (nonprofit preservation) (since
                                          1999); Trustee, National Parks and
                                          Conservation Association (1986-1997);
                                          Advisor, National Parks and Conservation
                                          Association (1997-2001).
Officers:

Carole M. Laible*....... Secretary and    Chief Operating Officer, DSIL (since 2002);          N/A
Age: 38                  Treasurer of     Financial/Compliance Officer, DSIL (since
                         the Portfolio    1997); President and Chief Executive Officer,
                         since 1997       DSIL Investment Services LLC (DSILD) (since
                                          2002); Chief Compliance Officer, DSILD (since
                                          2001); Chief Financial Officer, Secretary and
                                          Treasurer, DSILD (since 1998); Financial/
                                          Compliance Officer and Secretary of
                                          investment companies within Fundamental
                                          Family of Funds (1994-1997).

Steven D. Lydenberg*.... Vice President   Member and Principal, DSIL (since 1997);             N/A
Age: 56                  of the Portfolio Director, KLD Research & Analytics, Inc.
                         since 1990       (social research provider) (since 1990);
                                          Director of Research, KLD Research &
                                          Analytics, Inc. (1990-2001).

   The Portfolio's Registration Statement includes additional information about the Trustees and is available, without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

                                                                  Annual Report


INVESTMENT ADVISER (Balanced Fund) AND ADMINISTRATOR
Green Century Capital Management, Inc.
29 Temple Place
Boston, MA 02111
1-800-93-GREEN

INVESTMENT SUBADVISER (Balanced Fund)
Winslow Management Company
60 State Street
Boston, MA 02109

INVESTMENT MANAGER (Index Portfolio)
Domini Social Investments LLC
536 Broadway
New York, NY 10012

INVESTMENT SUBMANAGER (Index Portfolio)
SSgA Funds Management, Inc.
Two International Place
Boston, MA 02110

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS
Debevoise & Plimpton
555 13th Street, N.W.
Washington, DC 20004

SUBADMINISTRATOR and DISTRIBUTOR
UMB Fund Services, Inc. (Subadministrator)
UMB Distribution Services, LLC (Distributor)
803 West Michigan Street
Milwaukee, WI 53233

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
Unified Fund Services, Inc.
431 North Pennsylvania Street
Indianapolis, IN 46204-1806

COUNSEL TO GREEN CENTURY CAPITAL MANAGEMENT, INC.
Goulston & Storrs
400 Atlantic Avenue
Boston, MA 02110

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110


                                                                   [LOGO] Green
Century Funds

                                                                  July 31, 2002

                                                                  Balanced Fund
--------------------------------------------------------------------------------

                                                                         Equity
                                                                           Fund
      [LOGO] Green Century Funds

    An investment for your future.

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